UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

Synergy Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35268	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On November 30, 2011, Synergy Pharmaceuticals, Inc. (the “Company”) entered into a Warrant Agency Agreement and Unit Agency Agreement with Broadridge Corporate Issuer Solutions, Inc. in connection with its public offering of 2,156,250 units (the “Units”) of the Company (including 281,250 Units issued pursuant to the underwriters exercise of the over-allotment option), each unit consisting of two shares of common stock, par value $0.0001 per share (“Common Stock”) and one warrant to purchase one share of Common Stock (the “Warrants”).  On December 15, 2011, the Company entered into an Amended and Restated Warrant Agency Agreement (the “Amended Warrant Agency Agreement”) and an Amended and Restated Unit Agency Agreement (the “Amended Unit Agency Agreement”) with Broadridge Corporate Issuer Solutions, Inc. pursuant to which, among things (i) the beginning of the exercise period of the Warrants was changed from the date of detachability from the Units to December 6, 2011, (ii) the transfer period of the Units was changed from the earlier of (i) the exercise in full of the underwriters’ overallotment option in the Offering or (ii) January 15, 2012 (the “Old Transfer Period”) until receipt of an election of separation from the holder on or prior to December 6, 2016 (the “Expiration Date”), (iii) the detachability of the securities comprising the Units was changed from the Old Transfer Period until receipt of an election to separate the securities is received from the holder on or before the Expiration Date and (iv) each Unit not separated on or before the Expiration Date shall automatically be separable on the Expiration Date.

The foregoing description of the terms of the Amended and Restated Warrant Agency Agreement and the Amended and Restated Unit Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the form of Amended and Restated Warrant Agency Agreement with Broadridge Corporate Issuer Solutions, Inc. and the form of Amended and Restated Unit Agency Agreement with Broadridge Corporate Issuer Solutions, Inc., which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Form of Amended and Restated Warrant Agency Agreement by and between Synergy Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

4.2	Form of Amended and Restated Unit Agency Agreement by and between Synergy Pharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2011

SYNERGY PHARMACEUTICALS, INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer